 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2013

DOCUMENT SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Federal Plaza, Suite 1525 28 East Main Street Rochester, NY		14614
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

______________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 21, 2013 (“Grant Date”), Document Security Systems, Inc. (“Company”) issued Century Media Group Inc. (“Century Media”) a two year warrant (“Warrant”) to purchase up to 50,000 shares of the Company’s common stock, par value $.02 per share (“Common Stock”), at an exercise price of $3.00 per share, subject to customary anti-dilution protection for stock splits, reorganizations and the like. The Warrant vested on the Grant Date, and carries a term of two years commencing from the Grant Date.

The foregoing description is a summary only, does not purport to set forth the complete terms of the Warrant, and is qualified in its entirety by reference to the Warrant filed as Exhibit 4.1 to this Current Report on Form 8-K.

The Warrant and Common Stock issuable upon exercise of the Warrant (collectively, the “Securities”) have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and were issued and sold in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. These Securities may not be offered or sold by Century Media in the United States in the absence of an effective registration statement or an applicable exemption from registration requirements.

Item 1.02 Termination of a Material Definitive Agreement.

On January 21, 2013, in conjunction with the issuance of the above-described Warrant, the Company cancelled a warrant previously issued to Century Media on February 20, 2012 (the “February 2012 Warrant”). The February 2012 Warrant consisted of a 14-month, immediately vested warrant to purchase up to 250,000 shares of the Company’s common stock, par value $.02 per share, at exercise prices of $4.50, $4.75, $5.00, $5.25 and $6.00 for each 50,000 block of shares covered by the February 2012 Warrant. The February 2012 Warrant was issued as partial consideration for a one-year investor relations consulting agreement previously entered into between the Company and Century Media on February 20, 2012 (the “Century Media Consulting Agreement”). The Century Media Consulting agreement will automatically expire on its stated termination date of February 20, 2013.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1 Warrant issued to Century Media Group Inc., dated January 21, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SECURITY SYSTEMS, INC.

Dated: January 22, 2013	By:	/s/ Robert B. Bzdick
Robert B. Bzdick Chief Executive Officer